Exhibit 1.1


                               MIRANT CORPORATION

                             UNDERWRITING AGREEMENT

             For Purchase of 5.75% Convertible Senior Notes due 2007




                                                                   July 1, 2002

Banc of America Securities LLC
9 West 57th Street
New York, New York 10019

Credit Suisse First Boston Corporation
Eleven Madison Avenue
New York, New York  10010

Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

As Representatives of the several Underwriters
Listed on Schedule A hereto

Ladies and Gentlemen:

                  Mirant Corporation, a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to Banc of America Securities LLC, Credit Suisse First Boston Corporation and Salomon Smith Barney Inc., as representatives (the "Representatives") of the several Underwriters listed on Schedule A hereto (collectively, the "Underwriters"), $370,000,000 aggregate principal amount of 5.75% Convertible Senior Notes due 2007 (the "Firm Securities"), convertible into shares of common stock, $.01 par value per share (the "Common Stock"), of the Company.

                  The Company also proposes to grant to the Underwriters an option to purchase up to an additional $55,500,000 aggregate principal amount of 5.75% Convertible Senior Notes due 2007 to cover over-allotments (the "Optional Securities"); the Optional Securities, together with the Firm Securities, being hereinafter called the "Securities."

                  The Securities will be issued pursuant to an Indenture, dated as of July 8, 2002 (the "Indenture"), between the Company, as issuer, and

Deutsche Bank Trust Company Americas, as trustee (the "Trustee").

         1. Registration Statement and Prospectus: The Company prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a registration statement on Form S-3 (Registration No. 333-64158) under the Act (the "Registration Statement"), including the combined prospectus therein relating to debt securities, preferred stock, depositary shares, common stock and associated preferred stock purchase rights, warrants, stock purchase contracts and stock purchase units. The term "Registration Statement" as used in this Agreement means the registration statement (including all financial schedules and exhibits, including those exhibits incorporated by reference, but excluding Forms T-1), as amended at the time it became effective, and as supplemented or amended prior to the execution of this Agreement, including such documents that are, or are deemed to be, incorporated by reference therein. The term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement, as supplemented by a prospectus supplement specifying the terms and plan of distribution of the Securities, as filed with the Commission pursuant to Rule 424(b) under the Act. The date of the Prospectus shall herein refer to the date of the prospectus supplement. The term "Preliminary Prospectus" as used in this Agreement means any prospectus used that omitted information in reliance on Rule 430A to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b) under the Act and was used after the effectiveness of the Registration Statement and prior to the execution and delivery of this Agreement.

         2. Purchase and Sale: Subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Company, at a purchase price per Security of $975.00, the respective principal amounts of Firm Securities set forth opposite their names on Schedule A hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Securities as provided below, the Company agrees to issue and sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Company, at the purchase price per Security set forth in this Section 2, that portion of the number of Optional Securities as to which such election shall have been exercised.

         The Company hereby grants to the Underwriters the right to purchase at their election up to $55,500,000 aggregate principal amount of Optional Securities, at the purchase price per Security set forth in the paragraph above, for the purpose of covering sales of securities in excess of the Firm Securities. Any such election to purchase Optional Securities may be exercised only by written notice from you to the Company, given from time to time within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

3. Offer of Securities: The Company has been advised by you that you propose to make an offering of the Securities on the terms and subject to the conditions and in the manner set forth in the Prospectus.

4.   Payment and Delivery:

              (a) The Securities to be purchased by the Underwriters  hereunder, in definitive or electronic form, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives, through the facilities of The Depository Trust Company ("DTC"), for the respective accounts of the Underwriters, against payment by or on behalf of the respective Underwriters of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to the Representatives at least forty-eight hours in advance. The Company will cause the certificates representing the Securities to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022. The time and date of such delivery and payment shall be, with respect to the Firm Securities, 9:30 a.m., New York, New York time, on July 8, 2002 or such other time and date as the Representatives and the Company may agree upon in writing, and, with respect to the Optional Securities, 9:30 a.m., New York time, on the date specified by the Representatives in the written notice given by the Representatives of their election to purchase such Optional Securities, or such other times and dates as the Representatives and the Company may agree upon in writing. Such time and date for delivery of the Firm Securities is herein called the "First Time of Delivery," such times and dates for delivery of the Optional Securities, if not the First Time of Delivery, is herein each called an "Option Time of Delivery," and each such time and date for delivery is herein called a "Time of Delivery."

              (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 5(b) hereof, including the cross receipt for the Securities and any additional documents requested by the Representatives pursuant to Section 5(b)(v) hereof, will be delivered at the offices of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022 (the "Closing Location"), all at such Time of Delivery. A meeting will be held at the Closing Location at 1:00 p.m., New York, New York time, on the Business Day immediately preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York, New York or Atlanta, Georgia are generally authorized or obligated by law or executive order to close.

         5. Conditions of Underwriters' Obligations: The obligations of the Underwriters hereunder to purchase the Firm Securities and the Optional

Securities, respectively, are subject to the accuracy of the representations and warranties on the part of the Company herein contained at the First Time of Delivery and each Option Time of Delivery, respectively, and to the following other conditions:

     (a) The Prospectus and the Preliminary Prospectus (if necessary) shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 6(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction.

     (b) That, at such Time of Delivery, the Representatives shall be furnished the following opinions and letters, with such changes therein as may be agreed upon by the Company and the Representatives.

          (i) Opinion of Gibson, Dunn & Crutcher LLP, counsel to the Company, and opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special tax counsel to the Company, substantially in the form attached hereto as Exhibit 1a and 1b, respectively.

          (ii) Opinion of Shearman & Sterling, counsel to the Underwriters, substantially in the form attached hereto as Exhibit 2. (iii) On the date hereof, KPMG LLP shall have furnished to the Representatives a letter, dated the date hereof, substantially in the form attached hereto as Exhibit 3.

          (iv) A letter dated as of each Time of Delivery from KPMG LLP, which shall confirm the statements made in the letter dated the date hereof from KPMG LLP being delivered to the Representatives pursuant to clause (iii) above, in form and substance satisfactory to the Representatives.

          (v) Such documents relating to the Company's corporate existence and its authorization and execution of this Agreement, as the Representatives may reasonably request.

     (c) That, prior to such Time of Delivery, there shall have been no material adverse change, or any development reasonably expected to result in a material adverse change, in the business, properties or financial condition of the Company from that set forth in or contemplated by the Prospectus, and that the Company shall, at such Time of Delivery, have delivered to the Representatives a certificate to such effect of an executive officer of the Company.

     (d) The Company has obtained and delivered to the Representatives executed copies of a lock-up agreement, attached as Annex A hereto, from each of the executive officers who are members of the Company's Management

          Council and each director that owns 50,000 or more shares of the Company's Common Stock (including non-convertible economic interests), addressed to the Representatives.

     (e) That the Company shall have performed such of its obligations under this Agreement as are to be performed at or prior to such Time of Delivery by the terms hereof.

         6.   Certain Covenants  of  the  Company:  In  further   consideration
of the agreements of the Underwriters herein contained, the Company covenants as follows:

     (a) To prepare the Prospectus and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement; to furnish to each Representative one manually signed copy of the Registration Statement and all amendments thereto; to advise the Representatives promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus or suspending any such qualification, promptly to use reasonable efforts to obtain the withdrawal of such order.

               The Company will furnish to the Underwriters, without charge, as many copies of the Preliminary Prospectus and Prospectus (as supplemented or amended if the Company shall have made any supplements or amendments thereto) as the Underwriters may reasonably request.

     (b) If, in the opinion of counsel to the Underwriters, the delivery of a prospectus is required under the Act at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which the statements are made when such Prospectus is delivered, not misleading, or if, for any other reason, it shall be necessary during such period to amend or supplement the Prospectus in order to comply with the Act, to notify the Representatives and upon the Representatives' request to forthwith amend or supplement the Prospectus by furnishing, at its own expense, to the Underwriters and to dealers (whose names and addresses are furnished to the Company by the Representatives) to whom

          Securities may have been sold by any Underwriter and, upon request, to any other dealers making such request, as many copies as the Underwriters may from time to time reasonably request of an amended Prospectus or supplements thereto so that the statements in the Prospectus as so amended or supplemented will not, in light of the circumstances under which the statements are made, be misleading. If, in the opinion of counsel to the Underwriters, the delivery of a prospectus is required under the Act in connection with sales of any of the Securities at any time nine months or more after the time of issue of the Prospectus, at the Representatives' request, but at the expense of the Underwriters, the Company will prepare and deliver to each Underwriter as many copies as such Underwriter may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act.

     (c) During such time as the Underwriters are required to deliver a Prospectus pursuant to Section 5 of the Act, the Company will prepare and file with the Commission the documents required to be filed pursuant to Sections 13 and 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission promulgated thereunder.

     (d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158).

     (e) The Company will cooperate with the Underwriters to qualify the Securities for offer and sale under the securities or "blue sky" laws of such states and other jurisdictions as the Representatives may reasonably request and to pay filing fees, reasonable attorneys' fees and disbursements in connection therewith in an amount not exceeding $15,000 in the aggregate (including filing fees and disbursements paid or incurred prior to the date this Agreement becomes effective); provided, however, that the Company shall not be required to qualify
          --------   -------
          as a foreign corporation or to file a consent to service of process or to file annual reports or to comply with any other requirements deemed by the Company to be unduly burdensome.

     (f) The Company will pay all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including (i) the preparation of the Preliminary Prospectus, the Prospectus (including financial statements) and any amendments or supplements thereto, (ii) the preparation and printing of the Securities certificates, (iii) the issuance and delivery of the Securities to the Underwriters (other than transfer taxes), (iv) the furnishing of the opinions, letter and certificate referred to in
          Section 5(b) hereof (other than the opinion referred to in Section 5(b)(ii) hereof) and (v) the fees and expenses of the Trustee. It is understood that the Underwriters shall be solely responsible to pay all fees and expenses of counsel to the Underwriters, and that the Company shall not be liable to reimburse the Underwriters for such fees and expenses.

     (g) If the Underwriters shall not take up and pay for the Securities, due to the failure of the Company to comply with any of the conditions specified in Section 5 hereof, the Company shall reimburse the Underwriters for all of their reasonable out-of-pocket accountable expenses incurred in connection with the financing contemplated by this Agreement.

     (h)  During  a period  of 60 days  from  the  date of the  Prospectus,  the
          Company will not, without the prior written consent of the Representatives, offer or sell (or grant any option or warrant to offer or sell) any Securities or Common Stock of the Company or any security convertible into or exchangeable for the Securities or Common Stock of the Company or any securities substantially similar to the Securities or shares of Common Stock of the Company; provided,
                                                                       --------
          however, that the foregoing shall not apply to any securities issuable
          -------
          pursuant hereto or the issuance, offer, sale or grant of securities or options or warrants to purchase any securities pursuant to any trading plan or employee compensation or stock purchase plans or director compensation plans described in the Registration Statement (or any transaction pursuant to which the Company hedges its obligations under any such employee compensation or stock purchase plans or director compensation plans) or any issuance or offer of securities (or options or warrants to purchase any securities) as consideration in connection with an acquisition (whether by merger or otherwise) by the Company, provided that the recipients of those securities, in connection with the acquisition, agree to be locked-up on similar terms for the remainder of such 60-day period. Further, the Company will ensure that shares acquired under the Employee Savings Plan which are sold by the officers and directors who are party to lock-up agreements pursuant to
          Section 5(d) of this Agreement do not exceed an aggregate of 2 million shares of Common Stock.

         7.   Warranties of and Indemnity by the Company:

     (a)  The Company warrants and represents to each of the Underwriters that:

          (i) The Company has filed with the Commission the Registration Statement and the Registration Statement has been declared effective under the Act.

          (ii) (A) The Registration Statement, at its effective date and on the date of filing of the Company's Annual Report on Form 10-K for the year ended December 31, 2001 (the "10-K Filing Date"), conformed with, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will conform, in all material respects, to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the rules and regulations of the Commission thereunder, (B) each document incorporated by reference into the

               Prospectus, at the time originally filed with the Commission pursuant to the Exchange Act, conformed with, and will conform, in all material respects, to the requirements of the Exchange Act, and (C) the Registration Statement, at its effective date and the 10-K Filing Date, did not, and the Prospectus and any amendment or supplement thereto, as of any applicable filing date as to the Prospectus and any amendment or supplement thereto, will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (with respect to statements in the Prospectus, or the Prospectus as amended or supplemented, in the light of the circumstances under which they were made) not misleading; provided, however, that this
                                               --------    -------
               representation and warranty shall not apply to (x) that part of the Registration Statement that shall constitute the Statements of Eligibility (Form T-1) (collectively, the "Form T-1") under the Trust Indenture Act or (y) any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Representatives expressly for use therein.

          (iii)The Company is a corporation duly organized and validly existing under the laws of Delaware and has all requisite corporate power and authority to execute, deliver and perform its material obligations under this Agreement, the Indenture and the Securities.

          (iv) The Securities have been duly authorized and, when executed and delivered by the Company, authenticated by the Trustee in accordance with the terms of the Indenture and delivered to and paid for by you in accordance with the terms of the Underwriting Agreement, will be the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the effect of any applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' generally and general principles of equity (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law).

          (v) This Agreement has been duly authorized, executed and delivered by the Company.

          (vi) The Indenture has been duly authorized and, when executed and delivered by the Company and the Trustee, will be the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' generally and general
               principles  of  equity   (regardless  of  whether  the  issue  of
               enforceability  is  considered  in a  proceeding  in equity or at law).

          (vii)The shares of Common Stock issuable upon conversion of the Securities, when issued and delivered by the Company in accordance with the terms of the Securities, will be duly authorized, validly issued, fully paid and non-assessable and will not be subject to preemptive or similar rights under (A) the statutes, judicial and administrative decisions, and the rules and regulations of the governmental agencies of the State of Delaware, (B) the Company's Certificate of Incorporation or By-laws, or (C) any instrument, document, contract or other agreement filed as an exhibit to the Registration Statement or filed as an exhibit to any documents incorporated by reference therein.

          (viii) Other than as set forth in the Prospectus, no litigation, arbitration or administrative proceeding is currently pending or, to the knowledge of the Company, threatened against it, which would reasonably be expected to have a material adverse effect on the business, properties or financial condition of the Company.

          (ix) The Company is not in violation of its Certificate of Incorporation or By-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound that would have a material adverse effect on the business, financial condition, results of operations of the Company and its subsidiaries, taken as a whole.

          (x) The financial statements included or incorporated by reference in the Preliminary Prospectus or the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis, except as noted in the notes thereto.

     (b) The Company agrees to indemnify and hold harmless each of the Underwriters and each person, if any, who controls any such Underwriter within the meaning of Section 15 of the Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act or otherwise, and to reimburse the Underwriters and such controlling person or persons, if any, for any legal or other expenses incurred by them in connection with investigating or defending any actions, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus or the Prospectus, as amended or supplemented, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (with respect to statements in the Preliminary Prospectus or the Prospectus, as amended or supplemented, in the light of the circumstances under which they were made) not misleading, except insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission which was made in such Preliminary Prospectus or Prospectus, as amended or supplemented, in reliance upon and in conformity with information furnished in writing to the Company by the Underwriters for use therein and except that this indemnity with respect to the Preliminary Prospectus, and with respect to the Prospectus, if the Company shall have furnished any amendment or supplement thereto, shall not inure to the benefit of any Underwriter (or of any person controlling such Underwriter) on account of any losses, claims, damages, liabilities or actions arising from the sale of Securities to any person if a copy of the Preliminary
          Prospectus or the Prospectus, as the same may then be amended or supplemented, after having been supplied in the quantities requested by the Underwriters from the Company and with sufficient time to effect a recirculation, shall not have been sent or given by or on behalf of such Underwriter to such person with or prior to the written confirmation of the sale involved and if the Preliminary Prospectus or the Prospectus (as so amended or supplemented) would have corrected the defect giving rise to such loss, liability, claim or damage.

          The Company's indemnity agreement contained in this Section 7(b), and its covenants, warranties and representations contained in this Agreement, shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter or controlling person, and shall survive the delivery of and payment for the Securities hereunder.

         8. Indemnity by Underwriters: Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors and officers, and each person, if any, who controls the Company within the meaning of Section 15 of the Act, to the same extent and upon the same terms as the indemnity agreement of the Company set forth in Section 7(b) hereof, but only with respect to untrue statements or omissions or alleged untrue statements or omissions in the Preliminary Prospectus, the Prospectus or the Prospectus as amended or supplemented, made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriters for use therein.

         The indemnity agreement on the part of each Underwriter contained in this Section 8 shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or other Underwriter or controlling person, and shall survive the delivery of and payment for the Securities hereunder.

         9. Procedures Relating to Indemnification: Promptly after receipt by a party indemnified under Section 7 or 8 above of written notice of any loss, claim, damage or liability in respect of which indemnity may be sought by it hereunder, such indemnified party will, if a claim is to be made against an indemnifying party, notify the indemnifying party thereof in writing, but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability (otherwise than under Section 7 or 8 hereof, as the case may be) which it may have to the indemnified party. Thereafter, the indemnified party and the indemnifying party shall consult, to the extent appropriate, with a view to minimizing the cost to the indemnifying party of its obligations hereunder. In case any indemnified party receives written notice of any loss, claim, damage or liability in respect of which indemnity may be sought by it hereunder and it notifies the indemnifying party thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from the indemnified party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party; provided,
                                                                       --------
however, that if the parties against which any loss, claim, damage or liability
-------
arises include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that the defenses available to it create a conflict of interest for the counsel selected by the indemnifying party under the code of professional responsibility applicable to such counsel, the indemnified party shall have the right to select one separate counsel to assume such legal defenses and otherwise to participate in the defenses of such loss, claim, damage or liability on behalf of the indemnified party. Upon receipt by the indemnified party of notice from the indemnifying party of its election so to assume the defense of such loss, claim, damage or liability and approval by the indemnified party of counsel, the indemnifying party shall not be liable to the indemnified party under Section 7 or 8 hereof, as the case may be, for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the next preceding sentence, (ii) the indemnifying party shall not have employed and continued to employ counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, (iii) the indemnified party shall have reasonably concluded that there may be legal defenses which are available to it which are different from and conflict with those available to the indemnifying party, or (iv) the indemnifying party shall have authorized in writing the employment of separate counsel for the indemnified party at the expense of the indemnifying party. No indemnifying party shall, without prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which the indemnified party is or is entitled or subject to be a party and the indemnified party is entitled to indemnity hereunder unless such settlement (i) includes an unconditional release of the indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not require any admission or acknowledgement of culpability or wrongdoing on behalf of an indemnified party. No indemnifying party shall be liable for any settlement, compromise or consent to the entry of any order adjudicating or otherwise disposing of any loss, claim, damage or liability effected without its written consent.

         If the indemnification provided for under Section 7 or 8 above is unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) that would otherwise have been indemnified under the terms of such indemnity, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equity considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total compensation received by the Underwriters in respect of underwriting discounts and commissions as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this section. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this section, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         10.   Substitution of Underwriters:

          (a) If any Underwriter under this Agreement shall fail or refuse (whether for some reason sufficient to justify, in accordance with the terms hereof, the termination of its obligations to purchase or otherwise) to purchase the Securities which it has agreed to purchase, the Company shall immediately notify the remaining Underwriters and the remaining Underwriters may, within 24 hours of receipt of such notice, procure some other responsible party or parties satisfactory to the Company, who may include one or more of the remaining Underwriters, to purchase or agree to purchase such Securities on the terms herein set forth; and, if the remaining Underwriters shall fail to procure a satisfactory party or parties to purchase or agree to purchase such Securities on such terms within such period after the receipt of such notice, then the Company shall be entitled to an additional period of 24 hours within which to procure another party or parties to purchase or agree to purchase such Securities on the terms herein set forth. In any such case, either the remaining Underwriters or the Company shall have the right to postpone the First Time of Delivery for a period not to exceed five business days from the date set forth in Section 4 hereof, in order that the necessary changes to the Prospectus and any other documents and arrangements may be effected. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

          (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the Underwriters and the Company as provided in subsection (a) above, the aggregate number of such Securities which remains unpurchased does not exceed one-tenth of the aggregate number of all the Securities to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Securities which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Securities which such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the Underwriters and the Company as provided in subsection (a) above, the aggregate number of such Securities which remains unpurchased exceeds one-tenth of the aggregate number of all the Securities to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to any Option Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the applicable Optional Securities) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity agreements in Sections 7 and 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         11. Termination of Agreement: This Agreement may be terminated at any time prior to the First Time of Delivery by the Underwriters if, after this Agreement becomes effective, (i) trading in securities on the New York Stock Exchange shall have been generally suspended or materially limited; (ii) trading in the Company's securities on the New York Stock Exchange shall have been suspended; (iii) a general banking moratorium shall have been declared by federal or New York State authorities; (iv) there shall have occurred and be continuing any substantial disruption of the settlements of securities or clearance services in the United States; (v) there shall have occurred any declaration of war by the United States Congress, an outbreak or substantial escalation of hostilities involving the United States or any other substantial national or international emergency, calamity or crisis affecting the United States; or (vi) there shall not have occurred with respect to the credit ratings accorded any securities of the Company:

          (a) any downgrade by Standard and Poor's Rating Agency ("S&P"), Moody's Investors Service ("Moody's") or Fitch Ratings ("Fitch");

          (b) any placement on Rating Watch with negative implication by Fitch or placement on CreditWatch with negative implication by S&P; or

          (c) any announcement of any downward change of rating outlook by S&P (provided that such downward change is stated to be specific to the Company and not in the context of concurrent downward changes of other companies in the Company's sector), in any such case provided for in clauses (i) through (vi) with the result that, in the reasonable judgment of the Representatives, the marketability of the Securities shall have been materially impaired.

         If the Underwriters elect to terminate this Agreement as provided in this Section 11, the Company shall be notified promptly by the Representatives by telephone, confirmed in writing. If this Agreement shall not be carried out by any Underwriter for any reason permitted hereunder, or if the sale of the Securities to the Underwriters as herein contemplated shall not be carried out because the Company is not able to comply with the terms hereof, the Company shall not be under any obligation under this Agreement and shall not be liable to any Underwriter or to any member of any selling group for the loss of anticipated profits from the transactions contemplated by this Agreement (except that the Company shall remain liable to the extent provided in Sections 6(f) and
(g) hereof) and the Underwriters shall be under no liability to the Company nor be under any liability under this Agreement to one another.

         12. Notices: All notices hereunder shall, unless otherwise expressly permitted, be in writing and be delivered at or mailed to the following addresses:

         Mirant Corporation
         1155 Perimeter Center West
         Suite 100
         Atlanta, Georgia 30338
         Attention:  Treasurer
         Tel:  (678) 579-5000
         Fax:  (678) 579-7734

         with copies to (such copy not to constitute notice to the Company):
         Gibson, Dunn & Crutcher LLP
         1050 Connecticut Avenue, NW
         Washington, D.C.  20036
         Attention:  Brian J. Lane, Esq.
         Tel:  (202) 887-3646
         Fax:  (202) 467-0539

         If to the Underwriters at:

         Banc of America Securities LLC
         9 West 57th Street
         New York, New York 10019
         Attention: Eric Hambleton
         Tel: (212) 847-6580
         Fax: (212) 847-5124

         Credit Suisse First Boston Corporation
         Eleven Madison Avenue
         New York, New York 10010
         Attention:  Jonathan Baliff
         Tel:  (212) 325-2000
         Fax:  (212) 325-3473

         Salomon Smith Barney Inc.
         388 Greenwich Street
         New York, New York 10013
         Attention: Dean Keller
         Tel: (212) 816-0994
         Fax: (212) 816-0901

         with copies to (such copy not to constitute notice to the Underwriters):
         Shearman & Sterling
         599 Lexington Avenue
         New York, New York 10022
         Attention:  Robert Evans III
         Tel:  (212) 848-8830
         Fax:  (212) 848-7179

         13. Parties in Interest: The agreement herein set forth has been and is made solely for the benefit of the Underwriters and the Company, its directors and officers, and the controlling persons, if any, referred to in Sections 7 and 8 hereof, and their respective successors, assigns, executors and administrators, and no other person shall acquire or have any right under or by virtue of this Agreement.

         14. Applicable Law, Jurisdiction: This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the choice of law or conflict of law principles thereof.

         15. Counterparts: This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument.
                                       15

         Please confirm that the foregoing correctly sets forth the agreement between the Company and the Underwriters.

                                       Very truly yours,

                                       MIRANT CORPORATION


                                       By: /s/ John William Holden, III
                                     -------------------------------------------
                                        Name:  John William Holden, III
                                        Title: Senior Vice President and
                                               Treasurer



Confirmed and accepted as of the date first above written.

BANC OF AMERICA SECURITIES LLC



By:    /s/  Jay Schwartz
    -------------------------------------------------
     Name:  Jay Schwartz
     Title: Managing Director


CREDIT SUISSE FIRST BOSTON CORPORATION



By:    /s/  Raymond S. Wood
    -------------------------------------------------
     Name:  Raymond S. Wood
     Title: Managing Director

SALOMON SMITH BARNEY INC.



By:    /s/  Dean Keller
    -------------------------------------------------
     Name:  Dean Keller
     Title: Director

Acting on behalf of themselves and
     as Representatives of the several Underwriters



                                                                     SCHEDULE A
                                                                     ----------

                                  Underwriters

                                                           Principal Amount of Firm
Underwriter                                                Securities to be Purchased
-----------                                                --------------------------


Banc of America Securities LLC                               $  98,666,000
Credit Suisse First Boston Corporation                          98,666,000
Salomon Smith Barney Inc.                                       98,666,000
Commerzbank Capital Markets Corp.                               29,602,000
Dresdner Kleinwort Wasserstein Securities LLC                   22,200,000
Westdeutsche Landesbank Girozentrale, London Branch             22,200,000
                                                                ----------


                  Total..............................         $370,000,000
                                                              ------------


                                                                    EXHIBIT 1a
                                                                    ----------


                 Form of Opinion of Gibson, Dunn & Crutcher LLP
                 ----------------------------------------------

          1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus and to enter into and perform its obligations under, and as contemplated under, the Underwriting Agreement and the Indenture.

          2. All the  outstanding  shares of capital  stock of the Company  have
been  duly  and   validly   authorized   and  issued  and  are  fully  paid  and
non-assessable.

          3. The Company's authorized equity capitalization is as set forth in the Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus.

          4. To our knowledge, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property of a character required to be disclosed in the Registration Statement or the Prospectus and which is not so disclosed, and there is no contract or other document of a character required to be described in the Registration Statement or the Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required.

          5. The statements included in the Prospectus under the captions "Description of Notes," "Description of Debt Securities" and "Description of Capital Stock," to the extent that they purport to summarize provisions of the Securities, the Common Stock and the Company's charter and by-laws or legal matters, fairly summarize, in all material respects, such provisions or matters.

          6. Each of the documents incorporated by reference in the Registration Statement or the Prospectus at the time they were filed or last amended (other than the financial statements and the notes thereto, the financial schedules, any other financial data included or incorporated by reference therein, and the Statement of Eligibility of Trustee on Form T-1 included as an exhibit to the Registration Statement (the "Form T-1"), as to which such counsel expresses no opinion), complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder, as applicable.

          7. To our knowledge, no holders of securities of the Company have rights to the registration of such securities under the Registration Statement that have not been waived with respect to the offering of the Securities.

          8. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

          9. The Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Trustee, constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and except as enforcement is considered in a proceeding in equity or at law.

          10. The Securities have been duly authorized, executed and delivered by the Company and, assuming due authorization, execution, authentication and delivery by the Trustee, constitute valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and except as enforcement is considered in a proceeding in equity or at law.

          11. The shares of Common Stock issuable upon conversion of the Securities have been duly authorized and reserved for issuance upon such conversion by all necessary corporate action and such shares, when issued upon such conversion in accordance with the terms and provisions of the Securities, will be validly issued, fully paid and non-assessable and will not be subject to any preemptive rights under (A) the Certificate of Incorporation or By-laws of the Company in effect as of the date hereof or (B) to such counsel's knowledge, other similar rights of any securityholder of the Company.

          12. The Securities and the Indenture conform in all material respects as to legal matters to the descriptions thereof in the Prospectus.

          13. The Registration Statement has become effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) have been made in the manner and within the time period required by Rule 424(b); to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened; and the Registration Statement and the Prospectus comply as to form in all material respects with the applicable requirements of the Act and the rules and regulations promulgated thereunder.

          14. The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be, an "investment company" required to be registered under the Investment Company Act of 1940, as amended.

          15. No consent, approval, authorization or order, and no filing or registration with, any United States or New York state court or governmental agency or body (other than the securities or blue sky laws of the various states, as to which such counsel expresses no opinion), is legally required for the issuance, sale and delivery of the Securities by the Company to the Underwriters pursuant to the Underwriting Agreement, or the performance by the Company of its obligations under the Underwriting Agreement, the Indenture and the Securities.

          16. The execution, delivery and performance by the Company of the Underwriting Agreement, the Indenture and the Securities, the consummation by the Company of the transactions contemplated hereby and thereby and in the Prospectus, compliance by the Company with the terms of the foregoing and the application of the proceeds from the sale of the Securities contemplated by the Prospectus do not and will not as of the date hereof result in a breach or violation of any of the terms or provisions of, or constitute a default under, any published statute, rule or regulation applicable to the Company or any judgment, order or decree known to such counsel of any court, regulatory body, administrative agency or governmental body of the United States or the State of New York having jurisdiction over the Company.

          17. The Stockholder Rights Plan has been duly authorized by the Company and constitutes a valid and binding agreement of the Company; the shares of Common Stock issuable upon conversion of the Securities will be entitled to the benefits of the Stockholder Rights Plan.

          Nothing has come to such counsel's attention that would lead such counsel to believe that the Registration Statement or any amendment thereto (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom and the Form T-1, as to which such counsel makes no statement), at the time such Registration Statement or any such amendment became effective or on the 10-K Filing Date or the date of the Prospectus Supplement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom and the From T-1, as to which such counsel makes no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Time of Delivery, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or that any document incorporated by reference in the Registration Statement, other than the Form T-1, or any amendment or supplement thereto made by the Company prior to the Time of Delivery, when they were filed with the Commission, as the case may be, contained (except for financial statements and schedules and other financial data included or incorporated by reference or omitted therefrom, as to which such counsel makes no statement) an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel has not independently verified the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus, including statements contained in the documents incorporated by reference therein, and such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of such statements.

          In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company, the Trustee and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                                                     EXHIBIT 1b
                                                                     ----------


              Form of Opinion of Skadden, Arps, Meagher & Flom LLP
              ----------------------------------------------------


          We hereby confirm that, although the discussion set forth in the Prospectus under the heading "Certain United States Federal Income Tax Consequences" does not purport to discuss all possible United States federal income tax consequences of the purchase, ownership and disposition of the Securities, such discussion constitutes, in all material respects, a fair and accurate summary of the matters of United States federal income tax law referred to therein.

                                                                      EXHIBIT 2
                                                                      ---------


                     Form of Opinion of Shearman & Sterling
                     --------------------------------------

          1. The Company is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware, with corporate power and authority under such laws to own or lease its properties and conduct its business as described in the Prospectus.

          2. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

          3. The Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Trustee, constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as (x) enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally (including, without limitation, all laws relating to fraudulent transfers) and (y) enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          4. The Securities have been duly authorized and executed by the Company and, when authenticated by the Trustee in accordance with the terms of the Indenture and delivered to and paid for by you in accordance with the terms of the Underwriting Agreement, will be (x) valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as (A) enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally (including without limitation, all laws relating to fraudulent transfers) and
(B) enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and
(y) entitled to the benefits of the Indenture.

          5. The issuance of the shares of Common Stock issuable upon conversion of the Securities has been duly authorized, and the shares of Common Stock issuable upon such conversion have been duly reserved, by all necessary corporate action on the part of the Company and, when issued, will be validly issued, fully paid and non-assessable.

          6. The statements in the Prospectus under the captions "Description of Notes" and "Description of Capital Stock," insofar as such statements constitute summaries of the legal matters or documents referred to therein, fairly summarize the matters referred to therein.

          Nothing has come to such counsel's attention that would lead such counsel to believe that the Registration Statement or any amendment thereto (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we need make no statement), at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we need make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Time of Delivery, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                                                      EXHIBIT 3
                                                                      ---------


                           Form of KPMG Comfort Letter
                           ---------------------------
                  [KPMG's draft comfort letter to be inserted]

                                                                       ANNEX A
                                                                       -------


                               Mirant Corporation

                                Lock-Up Agreement


Banc of America Securities LLC
9 West 57th Street
New York, New York 10019

Credit Suisse First Boston Corporation
Eleven Madison Avenue
New York, New York  10010

Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

As Representatives of the several Underwriters Listed on Schedule A to the Underwriting Agreement described below

         Re:  Mirant Corporation - Lock-Up Agreement
              --------------------------------------

Ladies and Gentlemen:

          The undersigned understands that you (collectively, the "Underwriters"), propose to enter into an Underwriting Agreement with Mirant Corporation, a Delaware corporation (the "Company"), providing for a public offering of $370,000,000 aggregate principal amount of 5.75% Convertible Senior Notes due 2007 (the "Firm Securities"), convertible into shares of common stock, $.01 par value per share (the "Common Stock"), of the Company, pursuant to a Registration Statement on Form S-3 filed with the Securities and Exchange Commission (the "SEC"). The Company also proposes to grant to the Underwriters an option to purchase up to an additional $55,500,000 aggregate principal amount of 5.75% Convertible Senior Notes due 2007 to cover over-allotments (the
"Optional Securities"); the Optional Securities, together with the Firm Securities, being hereinafter called the "Securities."

          In consideration of the agreement by the Underwriters to offer and sell the Securities, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date hereof and continuing to and including the date 60 days after the date of the Prospectus covering the public offering of the Securities, the undersigned will not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any shares of Common Stock, purchase contract or any shares of Common Stock, or any options or warrants to purchase any shares of Common Stock, or any securities convertible into, exchangeable for or that represent the right to receive any shares of Common Stock, purchase contract or any shares of Common Stock, whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (collectively the "Undersigned's Shares").

          The restrictions herein shall not apply to any of the Undersigned's Shares contributed by the Company to the Employee Savings Plan ("Plan Shares"). In the event the Plan Shares are sold, the undersigned agrees to submit a request to, and obtain prior approval from the Company Treasurer, and to sell such Plan Shares through the Underwriters, except where such Plan Shares are held in a 401(k) plan not administered by the Underwriters.

         The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned's Shares even if such shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned's Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such Shares.

          Notwithstanding the foregoing, the undersigned may transfer the Undersigned's Shares (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, or (iii) with the prior written consent of the Underwriters. For purposes of this Lock-Up Agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. In addition, notwithstanding the foregoing, if the undersigned is a corporation, the corporation may transfer the capital stock of the Company to any wholly owned subsidiary of such corporation; provided, however, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such capital stock subject to the provisions of this Agreement and there shall be no further transfer of such capital stock except in accordance with this Agreement, and provided further that any such transfer shall not involve a disposition for value. The undersigned now has, and, except as contemplated by clause (i), (ii) or (iii) above, for the duration of this Lock-Up Agreement will have, good and marketable title to the Undersigned's Shares, free and clear of all liens, encumbrances, and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the Undersigned's Shares except in compliance with the foregoing restrictions.

          The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors, and assigns.

                                     Very truly yours,

                                     ----------------------------------------
                                     Exact Name of Shareholder

                                     ----------------------------------------
                                     Authorized Signature

                                     ----------------------------------------
                                     Title